UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2025

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2187 Atlantic Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 par value	III	The Nasdaq Stock Market LLC

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2025, Information Services Group, Inc. (the “Company”) and Michael P. Connors, Chairman and Chief Executive Officer of the Company, entered into Amendment No. 4 (the “Amendment”) to the Employment Agreement of Mr. Connors originally made and entered into as of December 16, 2011 (as amended prior to the entering into of the Amendment, the “Employment Agreement”). The Amendment extends the term of the Employment Agreement, which currently terminates on the close of business on December 31, 2025, for an additional four years until December 31, 2029 (the “Additional Term”). As consideration for the Additional Term, the Company (i) granted to Mr. Connors, on January 2, 2025, $350,000 face value of restricted stock units (based on the closing sales price of the Company’s common stock on January 2, 2025), which will vest if, prior to December 31, 2027, the average of the closing sales price of the Company’s common stock over any 45-day period is at least 20% higher than the closing sales price of the Company’s common stock on December 31, 2024 and (ii) will pay a cash payment to Mr. Connors of $500,000 if the Company’s reported Adjusted EBITDA (as reported in the Company’s periodic filings with the Securities and Exchange Commission) for the fiscal year ended December 31, 2025, 2026 or 2027 is at least 50% greater than the Company’s reported Adjusted EBITDA for the fiscal year ended December 31, 2024 (provided that (A) if this performance threshold is satisfied, the payment would be made on or about March 31 of the following year and (B) if this performance threshold is not satisfied by December 31, 2027, no cash payment shall be made).

The foregoing summary of the Amendment does not purport to be complete, and is qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment No. 4, dated January 1, 2025, to the Employment Agreement for Michael P. Connors.

104	Cover Page Interactive Data File (embedded within the Inline XRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2025	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer